UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No. ___)

Check the appropriate box:

☒      Preliminary Information Statement
☐       Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2)).
☐       Definitive information statement

Ultra Sun Corporation
(Name of Registrant as Specified In Its Charter)

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ULTRA SUN CORPORATION
1646 W. Pioneer Blvd., Suite 120
Mesquite, Nevada 89027
(702) 346-3906

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF STOCKHOLDERS

October [22], 2013

To the Stockholders of Ultra Sun Corporation:

The purpose of this Notice and the attached Information Statement is to inform the holders of record of our shares of common stock as of the record date, October 10, 2013, that our Board of Directors has recommended, and that the holders of a majority of our common stock as of such record date have approved, by written consent in lieu of a special meeting of the stockholders dated October 10, 2013, the following corporate action:

•	The Amendment of our Articles of Incorporation to change the name of the corporation to “Cannabis Sativa, Inc.”

This Notice and the attached Information Statement are being circulated to advise our stockholders of certain actions that have already been approved by written consent of our stockholders who hold a majority of our issued and outstanding shares of common stock. Therefore, this Notice and the attached Information Statement are being provided to you for informational purposes only.  Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the action will not be effective until a date that is at least 20 days after the date this Information Statement is mailed to our stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                        By Order of the Board of Directors,

                                        /s/ David Tobias
                                         David Tobias, President

ULTRA SUN CORPORATION
1646 W. Pioneer Blvd., Suite 120
Mesquite, Nevada 89027

INFORMATION STATEMENT

This Information Statement is being circulated to advise the stockholders of Ultra Sun Corporation, a Nevada corporation (“we,” “us,” “our” or the “Company”), of a corporate action taken without a stockholders meeting upon the written consent of the holders of a majority of our issued and outstanding shares of common stock.  Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the action will not be effective until a date that is at least 20 days after the date this Information Statement is mailed to our stockholders.  It is currently estimated that the action will become effective on November [12], 2013.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The corporate action to be effective not earlier than twenty days after the mailing of this Information Statement is as follows:

•	The Amendment of our Articles of Incorporation to change the name of the Company to “Cannabis Sativa, Inc.”

OUTSTANDING SHARES AND VOTING RIGHTS

On October 10, 2013, the record date, there were 7,825,000 shares of our common stock issued and outstanding.  On October 10, 2013, stockholders owning 7,004,200 shares of our common stock, which constitutes approximately 89.5% of our outstanding voting securities, approved resolutions to effect the corporate action.  This consent satisfies the stockholder approval requirement for the Amendment under the Nevada Revised Statutes.  No other votes are required.

APPROXIMATE DATE OF MAILING: October [22], 2013.

We file quarterly reports on Form 10-Q, annual reports on Form 10-K, and current reports on Form 8-K that may be viewed on the SEC’s website at http://www.sec.gov.  We will also provide copies of such reports to any stockholder without charge upon written request directed to: Ultra Sun Corporation, Atten: Secretary, 1646 W. Pioneer Blvd., Suite 120, Mesquite, Nevada 89027.

PURPOSE OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION

Our Board of Directors has unanimously adopted resolutions approving the First Amendment to the Articles of Incorporation of Ultra Sun Corporation (the “Amendment”) in the form attached hereto as Exhibit A, with the Nevada Secretary of State and recommended the taking of such action to our stockholders.  The holders of a majority of the issued and outstanding shares of our common stock have approved the taking of such action by execution of a written consent in lieu of a special meeting of stockholders.

The Amendment changes the name of the Company to “Cannabis Sativa, Inc.” to better reflect our business.

NO DISSENTERS’ RIGHTS

The corporate actions described in this Information Statement will not afford stockholders the opportunity to dissent from the actions described herein and to receive an agreed upon or judicially appraised value for their shares.

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INTEREST OF PERSONS ON MATTERS TO BE ACTED ON

None of the officers or directors or their associates have a direct or indirect substantial interest, by their security holdings or otherwise, in the authorization and approval of the Amendment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of October 10, 2013, the number of shares of the Registrant’s common stock, par value $0.001, owned of record or beneficially by each person known to be the beneficial owner of 5% or more of the issued and outstanding shares of the Registrant’s common stock, and by each of the Registrant’s officers and directors, and by all officers and directors as a group.  In computing the number and percentage of shares beneficially owned by each person, we include any shares of common stock that could be acquired within 60 days of October 10, 2013, by the exercise of conversion rights with respect to convertible securities.  On October 10, 2013, there were 7,825,000 shares of the Registrant’s common stock issued and outstanding.  To our knowledge, each person named below has sole voting and investment power with respect to the shares shown unless otherwise indicated.

We know of no arrangements, including pledges, by or among any of the foregoing persons, the operation of which could result in a change of control of the Registrant.

Name and Address of Beneficial Owner(1)	Amount of Direct Ownership After Acquisition.	Amount of Indirect Ownership After Acquisition	Total Beneficial Ownership After Acquisition	Percentage of Class(2)
Principal Stockholders
Sadia Barrameda	576,308(3)	4,486,876(4)	5,063,184(3)(4)	55.1%
New Compendium Corp.	4,486,876(5)	0	4,486,876(5)	49.8%
Officers and Directors
David Tobias	4,486,941(6)	0	4,486,941(6)	49.8%
Catherine Carroll	65,000	0	65,000	0.8%
Barry Tobias	0	0	0	-
All Officers and Directors As Group (3 Persons)	4,551,941	0	4,551,941	50.5%

(1)  The address for Sadia Barrameda and New Compendium Corporation is P.O. Box 1363, Discovery Bay, California 94505.  The address for each named executive officer and director is the same address as the Registrant.
 (2)  Calculations of total percentages of ownership outstanding for each person or group assume the exercise of convertible securities that are exercisable within 60 days of October 10, 2013 by the individual or group to which the percentage relates, pursuant to Rule 13d-3(d)(1)(i).   Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.  Shares of common stock that can be acquired within 60 days are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(3)  Includes 182,573 shares which Ms. Barrameda has the right to acquire pursuant to the terms of convertible promissory notes from the Registrant.  The notes are in the principal amount of $5,369 and are convertible into 4.25% of the issued and outstanding shares of the Registrant’s common stock on the date of conversion (after giving effect to such conversion) for each $10,000 of principal converted.  The number of shares issuable upon conversion of the notes has been calculated based on the 7,825,000 issued and outstanding shares on October 10, 2013.

(4)  Ms. Barrameda may be deemed to be the beneficial owner of the shares beneficially owned by New Compendium Corporation as a result of her status as an officer, director and sole stockholder of New Compendium.

(5)  Includes 1,181,676 shares which New Compendium has the right to acquire pursuant to the terms of convertible promissory notes from the Registrant.  The notes are in the principal amount of $30,872 and are convertible into 4.25% of the issued and outstanding shares of the Registrant’s common stock on the date of conversion (after giving effect to such conversion) for each $10,000 of principal converted.  The number of shares issuable upon conversion of the notes has been calculated based on the 7,825,000 issued and outstanding shares on October 10, 2013.

(6)  Includes 1,181,676 shares which Mr. Tobias has the right to acquire pursuant to the terms of convertible promissory notes from the Registrant.  The notes are in the principal amount of $30,872 and are convertible into 4.25% of the issued and outstanding shares of the Registrant’s common stock on the date of conversion (after giving effect to such conversion) for each $10,000 of principal converted.  The number of shares issuable upon conversion of the note has been calculated based on the 7,825,000 issued and outstanding shares on October 10, 2013.

DISTRIBUTION OF INFORMATION STATEMENT

The expenses of distributing this Information Statement will be paid by the Company. The distribution will be made by mail. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT AND/OR THE MATTERS DISCUSSED HEREIN, PLEASE CONTACT: ULTRA SUN CORPORATION, 1646 W. PIONEER BLVD., SUITE 120, MESQUITE, NEVADA 89027, TELEPHONE: 702-346-3906.

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Company has duly caused this Information Statement to be signed on its behalf by the undersigned thereunto authorized.

                                  By Order of the Board of Directors,

                                   By /s/ David Tobias
                                   David Tobias, President

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